Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent events
Subsequent events

16. Subsequent events

In January 2020, a novel strain of coronavirus, known as COVID-19, was reported to have surfaced in China, which soon spread throughout the country and other continents. The COVID-19 outbreak may impose disruptions on China's macroeconomy, and it is difficult to estimate the duration and extent of it.

The COVID-19 outbreak has adversely impacted on the business operation of companies in a variety of industries in China. Consequently, the COVID-19 outbreak may adversely affect the Company's financial condition and operating results for 2020, including but not limited to negative impact to the Company's total revenues, credit drawdowns, proceeds from collection of loan principal, additional allowance for loan receivables and guarantee liabilities.

In the first quarter of 2020, our total loan facilitation amount showed a decrease from the same period in 2019. The default rate of our borrowers showed an increase in the first quarter of 2020.

The extent to which the Company's results are impacted will depend on the future developments of COVID-19, which are highly uncertain and cannot be predicted. The Company will continue to hold close attention to it to assess the potential effects on the business operation and financial position. As of the issue date of this report, the assessment is still in progress.

Mainly due to the outbreak of COVID-19, a selected channel cooperator of the Group falls into business difficulties and to maintain its reputation, the Group voluntarily provides guarantee services to individual investors from its own platform.

In January and March, 2020, the Group enters into short-term loan agreements with two different PRC banks and draws short-term bank borrowings amounting to RMB161,000,000(US$23,126,203) and RMB180,495,000(US$25,926,485) with interest rates of 3.95% and 4.15% per annum and deposits of US$25,500,000 and US$28,650,000, respectively.